Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002, 18 U.S.C. SECTION 1350

I, Tore Halvorsen, Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Director of TechnipFMC plc (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(a) The Annual Report on Form 10-K of the Company for the year ended December 31, 2016, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: January 13, 2017

/s/ TORE HALVORSEN
Tore Halvorsen
Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Director
(Principal Financial Officer)